SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 10, 1997

                    FLORIDA GAMING CORPORATION
        (Exact name of registrant as specified in charter)


   Delaware                0-9099                  59-1670533
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)             Identification
incorporation)                                    No.)


1750 South Kings Highway
Fort Pierce, Florida                                   34945-3099
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code: (407) 464-7500

                          Not Applicable
                  (Former name or former address
                  if changed since last report.)

             INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

     Exhibit 3.1, 4.1 -- Form of 5% Cumulative Convertible
     Debenture due December 31, 1998 (the "Debenture").

     Exhibit 4.2  -- Form of Guaranty with respect to the
Debenture.

Item 9.   Sale of Debenture Pursuant to Regulation S.

     (a)  Securities Sold.    On July 10, 1997, the Registrant
          issued a $1,200,000.00 5% Cumulative Convertible
          Debenture due December 31, 1998.

     (b) Underwriters and Other Purchasers. The Registrant did not engage an underwriter in connection the issuance of the Debenture. A non-U.S. Person, (as such term is defined in Regulation S ("Regulation S") under the Securities Act of 1933, as amended ("Securities Act")), purchased the Debenture. The purchaser is an "accredited investor" as defined in Rule 501(a) in Regulation D under the Securities Act.

     (c) Consideration. The Registrant issued the Debenture for cash consideration. The Registrant is obligated to pay NWT Interfin, Ltd. a finders fee in the amount of $36,000 plus five-year warrants to purchase 30,000 shares of the Registrant's common stock ("Common Stock"), with an exercise price per share equal to $4.125.

     (d)  Exemption from Registration Claimed.    The Debenture was
          issued in accordance with the provisions of Regulation S in an Offshore Transaction to a non-U.S. Person.

     (e)  Terms of Conversion or Exercise.

          The terms of the Debenture provide for interest on the Debenture at the rate of five percent (5.0%) per year payable until the Debenture has been converted. Purchaser, at its option, may convert the Debenture into Common Stock at $6.00 per share after December 31, 1997.

          After December 31, 1997, if during any calendar month (the "Demand Month") the average Closing Bid Price (as defined in the Debenture) of the Common Stock for any five consecutive trading day period is at or below $7.00 per share, purchaser will have the option of demanding redemption (the "Demand Redemption") on part of the Debenture. The principal amount of the Debenture that the purchaser will be entitled to redeem (the "Demand Redemption Amount") will be a number up to 25% of the total amount of the Debenture outstanding as of the close of business on December 31, 1997 (the "Monthly Maximum Demand Redemption Amount"). Any portion of the Monthly Maximum Demand Redemption Amount which is not requested to be redeemed by purchaser in a Demand Month will only become available for redemption in the fourth month following that specific Demand Month in which it initially became available for redemption.

          The Registrant's Demand Redemption obligations will be guaranteed by Freedom Financial Corporation pursuant to a Guaranty and Stock Pledge Agreement.

          At any time on or before December 31, 1997, Registrant can repay the Debenture plus interest at the rate of 18% per annum. After December 31, 1997, Registrant can prepay the Debenture at any time that the Closing Bid Price per share is less than $7.00 and greater than $12.00, for 117.5% of par value, plus accrued interest.

          The discussion at this Item 701(e) is qualified in its entirety by reference to the Debenture and the form of Guaranty attached to this Form 8-K as exhibits.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         FLORIDA GAMING CORPORATION

                         By: /s/ Timothy L. Hensley
                         Timothy L. Hensley
                         Executive Vice President,
                         Treasurer And Chief Financial Officer

                         Date: July 10, 1997